Exhibit 10.3
                          EXCLUSIVE LICENSING AGREEMENT


     This Licensing Agreement ("Agreement") is made and entered into as of this 29th day of March, 1999, by and between RICK'S CABARET INTERNATIONAL, INC., a Texas corporation, having its principal place of business at 16770 Hedgecroft Drive, #714, Houston, Texas 77057 ("Licensor"), and ROBERT L. WATTERS, a person of the full age of majority and a resident of Houston, Texas ("Licensee").

                               W I T N E S S E T H

     WHEREAS,  Licensor  asserts  that it is the sole and exclusive owner of the name  "Rick's  Cabaret"  and  all  logos, trademarks and service marks attendant thereto,  all  as  more  fully  described  on  Exhibit  A  hereto (the "Licensed
                                               ----------
Material");

     WHEREAS, Licensor was issued certificates of registration by the United States Patent and Trademark Office for all or a portion of the Licensed
Material,  as  set  forth  on  Exhibits  B,  C,  D  and  E;  and

     WHEREAS, Licensor and Licensee are parties to that certain Stock Purchase Agreement dated of even date herewith; and

     WHEREAS, in connection with the Stock Purchase Agreement, Licensor agreed to grant Licensee an exclusive license for use and exploitation of the Licensed Material in the States of Louisiana, Mississippi, Florida and Alabama;

     NOW THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration as stated herein and as stated in the Stock Purchase Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

                                    ARTICLE I
                                TERM OF AGREEMENT

     The term of this Agreement and the rights granted and obligations assumed hereto, shall commence on the date and execution hereof, and shall endure and remain in full force in perpetuity.

                     Exclusive Licensing Agreement - Page 1
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                                   ARTICLE II
                            LICENSE GRANT AND RIGHTS

2.1     LICENSE.
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     (a)     Licensor hereby grants to Licensee and Licensee hereby accepts from
Licensor, subject to the terms and conditions hereinafter set forth, the sole and exclusive right throughout the Territory, as hereinafter defined, to use and exploit the Licensed Material; provided, however, that nothing contained herein shall be interpreted to grant Licensee any electronic commerce rights, except as such rights relate to literary works created by License for distribution throughout the world. As used herein "Territory" shall mean the States of Louisiana, Florida, Alabama, and Mississippi.

     (b) The foregoing notwithstanding, the license granted hereunder shall also include the right by Licensee, for advertising purposes only, to publish the Licensed Material, as it relates to the Territory, in books, magazines, newspapers or other media, including any and all forms of electronic media, whether currently existing or not yet developed, which publication may have a worldwide distribution; and to use and exploit the Licensed Material, and any derivatives therefrom in any literary works or publications created by Licensee for distribution throughout the world; provided, however, that nothing contained herein shall be interpreted to grant Licensee any e-commerce rights except as it relates to literary works created by Licensee for distribution throughout the world.

     2.2     TRANSFERABILITY.  Licensee  shall  have  the  right to transfer the
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license  granted  hereby to any entity of which Licensee owns greater than fifty percent  (50%).

     2.3     BANKRUPTCY;  ABANDONMENT.   As  sole  and  exclusive  owner  of the
             -------------------------
Licensed Material, Licensor agrees that in the event of bankruptcy, or appointment of a receiver or trustee for conserving or distributing its assets for the benefit of creditors, with respect to the Territory, the Licensed Material shall, without notice, become the sole and exclusive property of Licensee, as of ninety-one (91) days prior to such event, and any and all rights of every kind and nature of Licensor in and to the Licensed Material shall terminate.

                                   ARTICLE III
                              ENFORCEMENT OF RIGHTS

     3.1     JOINT  ENFORCEMENT.  Upon  discovery  of  any  infringement  of the
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Licensed  Material  at  the  option  of either Licensor or Licensee, appropriate legal action in connection therewith shall be undertaken either jointly or separately by Licensor and Licensee. In the event that such action is taken jointly, each party shall contribute equally to the expenses of any such action. If any damages for infringement are awarded by a final decree or judgment to Licensor and Licensee, then after deducting all expenses arising from the litigation and reimbursing each contributing party for its contributions, the remainder shall be divided equally among the contributing parties.

                     Exclusive Licensing Agreement - Page 2
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     3.2     INDEPENDENT  ENFORCEMENT.If  one  party  shall  not wish to join or
             -------------------------
continue in any such action, but the other party shall wish to institute or continue such action, said one party shall render all reasonable assistance to the other party in connection therewith at said other party's expense and said other party shall be entitled to retain all recoveries with respect to such action.

                                   ARTICLE IV
                   REPRESENTATIONS AND WARRANTIES OF LICENSOR

     Licensor  hereby  represents  and  warrants  as  follows:

     4.1     OWNERSHIP  Licensor is the sole and exclusive owner of the Licensed
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Material.

     4.2     AUTHORITY.  Licensor  is  authorized  to grant the rights conferred
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hereby.

     4.3     NO  VIOLATION.   The  execution and delivery of this Agreement, the
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granting of the rights contained herein and the use of the Licensed Material  in accordance with the terms of this Agreement, will not violate any laws or regulations or violate or invalidate any agreement or documents to which Licensor is a party and by which Licensor is bound or to which the Licensed
Material  is  subject.

4.4     NO  OTHER  GRANTS.  To  knowledge  of  Licensor,  no person or entity is
        ------------------
entitled to any claim for compensation from Licensee for the use of the Licensed Material in accordance with the terms and conditions of this Agreement, and no person or entity has been granted any right in or to the Licensed Material or any part hereof, in the Territory.

                                   ARTICLE  V
                                     NOTICES

     Any notice, request or other document to be given herein shall be in writing and shall be delivered (i) on the date of delivery when delivered personally; (ii) one day after dispatch when sent by reputable overnight delivery service maintaining records or receipts; or (iii) three (3) days after dispatch when sent by certified or registered mail, return receipt requested, postage pre-paid:

     If  to  Licensor:
     -----------------

     Rick's  Cabaret  International,  Inc.
     16770  Hedgecroft  Drive,  #714
     Houston,  Texas  77060
     Attention:  President
     Telecopy:  (281)  820-1445

                     Exclusive Licensing Agreement - Page 3
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     With  a  copy  to:
     ------------------

     Axelrod,  Smith  &  Kirshbaum
     5300  Memorial  Drive,  suite  700
     Houston,  Texas  77007
     Attention:  Robert  Axelrod,  Esq.
     Telecopy:  (713)  552-0202

     If  to  Licensee:
     -----------------

     Mr.  Robert  L.  Watters
     1810  Elmen
     Houston,  Texas  77019
     Telecopy:  (713)  942-9656

     With  a  copy  to:
     ------------------

     Chaffe,  McCall,  Phillips,  Toler  &  Sarpy,  L.L.P.
     1100  Poydras  Street,  Suite  2300
     New  Orleans,  LA  70163
     Attention:  E.  Howell  Crosby,  Esq.
     Telecopy:  (504)  585-7587


                                   ARTICLE VI
                               GENERAL PROVISIONS

     6.1     BINDING  EFFECT  ON LICENSOR.  This Agreement shall be binding upon
             -----------------------------
and inure to the benefit of Licensor, its affiliates, legal representatives, successors, heirs and assigns.

     6.2     BINDING EFFECT; ASSIGNABILITY BY LICENSEE.  This Agreement shall be
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binding  upon  and  inure to the benefit of Licensee, its legal representatives, successors, heirs, but shall not be transferable or assignable except as specifically set forth in Section 2.2 hereof, without the prior written consent of Licensor.

     6.3     MODIFICATION  AND  AMENDMENT.  No amendment or modification of this
             -----------------------------
Agreement shall be valid or binding upon the parties unless made in writing or signed by or on behalf of each of the parties hereto.

     6.4     ENTIRE  AGREEMENT.     This  Agreement  supercedes  all  prior
             ------------------
discussions and agreements between the parties with respect to the subject matter hereof and this Agreement, including exhibits and any other documents delivered in connection herewith, contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

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     6.5     COUNTERPARTS.   This  Agreement  may  be executed simultaneously in
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counterparts,  each of which will be deemed an original, but all of which, taken together,  will  constitute  one  and  the  same  instrument.

     6.6     NO THIRD PARTY  BENEFICIARY.  The  terms  and  provisions  of  this
             ----------------------------
Agreement are intended solely for the benefit of the Licensor, Licensee and their respective successors or assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any person or entity.

     6.7     GOVERNING  LAW.  This  Agreement shall be governed by and construed
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in  accordance  with the laws of the State of Texas, regardless of the laws that might  otherwise  govern or be applicable under principles or conflicts of laws.

     6.8     HEADINGS.  The descriptive headings contained in this Agreement are
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included  for  convenience of reference only and shall not affect in any way the meaning  or  interpretation  of  this  Agreement.

     6.9     GENDER.  Whenever  the  context  so  requires,  the  singular shall
             -------
include the plural and the plural shall include the singular, and the gender of any pronoun shall include other genders. Unless the context otherwise requires, the terms "hereof," "herein," "hereby" and derivative or similar words will refer to this entire Agreement.

     6.10     SEVERABILITY. Wherever possible, each provision of this Agreement,
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shall  be  interpreted  in  such  a  manner  as  to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited or invalidated under applicable law, such provision shall be ineffective to the extent of such provision only and the remaining provisions of this Agreement shall remain fully effective.

     IN WITNESS WHEREOF, the Licensor and the Licensee each have caused this Agreement to be duly executed as of the date first above written.

ATTEST:                         LICENSOR:
                                RICK'S  CABARET  INTERNATIONAL,  INC.
VivianTipps                     By:  /s/  Eric  Langan
                                Name:  Eric Langan
Joel  Seidner                   Title:  Vice-president
WITNESSES:                      LICENSEE:

VivianTipps                     /s/ ROBERT L.  WATTERS
                                ROBERT  L.  WATTERS
Joel  Seidner

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